INCOME
OPPORTUNITIES
FUND 2000, INC.












FUND LOGO












Annual Report

December 31, 1996






This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 2000, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.






















Income Opportunities
Fund 2000, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





INCOME OPPORTUNITIES FUND 2000, INC.



The Benefits and
Risks of
Leveraging

Income Opportunities Fund 2000, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.





DEAR SHAREHOLDER


For the year ended December 31, 1996, Income Opportunities Fund 2000, Inc. earned $0.562 per share income dividends, which included earned and unpaid dividends of $0.050. This represents a net annualized yield of 5.70%, based on a month-end net asset value of $9.87 per share. Over the same period, the Fund's total investment return was +7.02%, based on a change in per share net asset value from $9.83 to $9.87, and assuming reinvestment of $0.558 per share income dividends.

Investment Activities
The Fund's total investment return for 1996 was +7.02%, including an increase of $0.04 in net asset value. This follows a 1995 total investment return of +23.42%. Significantly for 1996, the return was accomplished during a period where interest rates increased significantly. Although short-term interest rates were essentially unchanged with three-month and six-month Treasury bills up just 11 basis points (0.11%) and 15 basis points, respectively; three-year, five-year and ten-year Treasury notes were all up over 80 basis points in yield. This equates to total returns for those securities of just +4.21%, +2.43% and +0.07%, respectively.

The Fund outperformed the Treasury benchmarks for several reasons. The Fund is primarily invested in mortgage-backed securities (MBS), which have higher yields to compensate for the imbedded prepayment risk. After interest rates increased, prepayments slowed reflecting a reduced refinancing incentive. Therefore, the higher yield was achieved without the negative impact of prepayments.

Lessened prepayment concerns led to increased investor demand for MBS. MBS offer both high quality and high yield to investors who seek higher yields than those found in comparable Treasury and corporate securities. This is especially true for commercial MBS where cash flows are more predictable as prepaymentlockouts and penalties protect against unwanted prepayments. The increased demand for MBS led to a tightening in the Treasury/MBS yield spreads. In terms of price movement, this is the equivalent to a decline in interest rates.

Stable short-term interest rates also helped with the returns on the derivative securities in the portfolio. The Inverse Floaters (IFs) maintained their coupons as the benchmark London Interbank Offered Rate Index did not materially change. As we discussed in previous shareholder reports, our exposure to derivative products is fairly limited. The IFs are backed by balloon mortgages that mature at around the Fund's termination date. They were all purchased at sizable discounts so that an attractive positive return is generated even on the highly unlikely worst case scenario of zero coupon and zero prepayments.

Leverage also contributed to return. Fortunately our conservative strategy of investing borrowings in adjustable rate securities and short-term maturities worked well in 1996 as returns for short-term securities outpaced those of longer-term securities. Additionally, borrowing costs remained stable. (For a complete discussion of the benefits and risks of leverage, see page 1 of this report to shareholders.) Finally, the share buy back program helped increase the Fund's return as the discount between the net asset value and the market price accrued to the Fund on the shares repurchased.

We are focusing on portfolio structure as 1997 begins. Our primary investment strategy is to return to a $10.00 per share net asset value. Therefore, the core portfolio continues to shift into securities that offer an attractive yield and a more definitive cash flow maturity structure. This helps limit the reinvestment risk on cash flows that come in too early and the pricing risk on cash flows that are beyond the life of the Fund.

Although the net asset value is our main focus, portfolio yield is also important. While the Fund's dividend rate increased from 5.50% to 6% in November, the actual earnings rate on the Fund's holdings for 1996 was 6.24%. Short-term borrowing rates remained fairly stable for most of 1996, and, if this continues, the excess earnings rate should continue into early 1997. This will offer some protection against some unforeseen rise or other unforeseen adverse circumstances in borrowing costs. In the absence of such a rise, an upward adjustment to the dividend may be warranted sometime in 1997.

In Conclusion
We thank you for your continued investment in Income Opportunities Fund 2000, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager



January 30, 1997





As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Fund. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Hewitt well in his retirement.




Proxy Results

During the six-month period ended November 30, 1996, Income
Opportunities Fund 2000, Inc. stockholders voted on the following proposals. The proposals were approved at the annual stockholders' meeting on October 14, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                Shares Voted           Shares Voted
                                                                                    For             Without Authority
1. To elect the Fund's Board of Directors:        Joe Grills                    10,870,989               420,480
                                                  Walter Mintz                  10,866,551               424,918
                                                  Robert S. Salomon Jr.         10,870,989               420,480
                                                  Melvin R. Seiden              10,870,989               420,480
                                                  Stephen B. Swensrud           10,870,989               420,480
                                                  Arthur Zeikel                 10,870,140               421,329

                                                                                Shares Voted   Shares Voted    Shares Voted
                                                                                    For          Against         Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                        11,005,015        143,493        142,961




SCHEDULE OF INVESTMENTS
                     S&P      Moody's       Face                                                             Value    Percent of
                    Rating     Rating      Amount              Issue                           Cost        (Note 1a)  Net Assets
Adjustable Rate*    A         BBB+++++  $ 1,500,708   Resolution Trust Corp., REMIC (5)
Mortgage-Backed                                       91-M4-B, 7.437% due 2/25/2020        $  1,522,348  $  1,504,460    1.4%
Obligations**--                                       Ryland Trust, REMIC (5):
London Interbank    AA        Aa2         7,000,000     92-9-B, 7.516% due 7/25/2022          7,065,864     7,078,750    6.4
Offered Rate        AA        Aa2         7,000,000     92-10-B, 7.512% due 8/25/2022         7,069,018     7,091,875    6.4
Indexed                                               Sears Mortgage Securities Corp.,
Obligations                                           REMIC (5):
                    AAA       A1          3,223,179     91-M-A2, 6.812% due 11/25/2021        3,243,474     3,233,251    2.9
                    AAA       Aaa         2,123,186     92-18-A2, 7.389% due 9/25/2022        2,168,786     2,147,071    1.9
                    NR+++     A1          2,512,736     92-2-A1, 7.792% due 12/25/2024        2,558,274     2,554,354    2.3


                                                      Total Investments in Adjustable
                                                      Rate Mortgage-Backed Obligations       23,627,764    23,609,761   21.3


Fixed Rate          AAA++++   Aaa         4,237,199   American Southwest Financial
Mortgage-Backed                                       Securities Corp.,95-C1-A1A, 7.30%
Obligations**                                         due 10/01/2001                          4,317,214     4,332,536    3.9
                    AA        AA++        7,266,000   Blackrock Capital Finance L.P.,
                                                      96-C2-B, 7.741% due
                                                      11/15/2026++++++ (a)                    7,337,786     7,390,888    6.7
                    AAA++     Aaa        15,000,000   Debartolo Corp., A2, 7.48% due
                                                      5/15/2001++++++                        15,528,078    15,450,000   13.9
                    NR+++     NR+++       6,686,000   Federal Home Loan Mortgage
                                                      Association, REMIC (5) 1589-D,
                                                      6.25% due 10/15/2024 (c) (1)            6,691,772     6,527,207    5.9
                                                      Federal National Mortgage
                                                      Association, Pool (1):
                    NR+++     NR+++       7,112,466     #50917, 6% due 11/01/2000             7,036,896     6,945,750    6.3
                    NR+++     NR+++      12,000,000     #160160, 7.778% due 6/30/2001        12,858,504    12,521,250   11.3
                    NR+++     NR+++       3,798,591     #73046, 7.60% due 10/25/2001          3,760,605     3,903,052    3.5
                    NR+++     NR+++       5,490,463     #73059, 8.375% due 12/01/2001         5,782,127     5,792,438    5.2
                    NR+++     NR+++       3,196,193     #73181, 7.14% due 9/01/2002           3,176,216     3,236,145    2.9
                                                      Federal National Mortgage
                                                      Association, REMIC (5)(1):
                    NR+++     NR+++       5,000,000     92-122-PG, 7.50% due 9/25/2017 (a)    5,039,838     5,053,100    4.6
                    NR+++     NR+++       4,494,550     94-M2-A, 6.625% due 2/25/2001         4,315,185     4,492,977    4.0
                    NR+++     NR+++      13,610,663     G-92-39-Z, 7% due 10/25/2016 (b)     13,658,099    13,474,556   12.2
                    NR+++     AAA++       5,000,000   Kidder Peabody Acceptance Corp.,
                                                      REMIC (5) 93-M2-A, 6.05% due
                                                      8/01/2003++++++                         4,650,000     4,912,500    4.4
                    NR+++     AAA++       5,000,000   Paine Webber Mortgage Acceptance
                                                      Corp., CMO (4) 96-M1-A1, 6.80%
                                                      due 1/02/2012                           5,050,000     5,048,440    4.5
                                                      Resolution Trust Corporation, REMIC
                                                      (5)(b):
                    AA        AA+++++     4,408,072     93-C2-B, 7.75% due 7/01/2000          4,564,661     4,452,153    4.0
                    AAA       AA+++       1,120,640     92-C5-B, 6.90% due 5/25/2002 (1)      1,126,150     1,119,239    1.0
                    AA        AA+++       1,387,786     92-CHF-B, 7.15% due 12/25/2020        1,402,752     1,391,039    1.3
                    A+++++    A2          2,461,817     92-C7-B, 7.15% due 6/25/2023          2,486,915     2,464,125    2.2
                    AA-++++   A2            615,596     92-C6-B, 7.70% due 7/25/2024            629,314       616,750    0.6
                    AA++      Aa2         5,000,000   Town & Country Funding Corporation,
                                                      CMO (4), 5.85% due 8/15/1998            4,988,200     4,960,937    4.5
                    AAA       AAA++++    11,025,000   Vornado Finance Corp., CMO (4),
                                                      6.36% due 12/01/2000++++++              9,980,621    10,887,187    9.8


                                                      Total Investments in Fixed Rate
                                                      Mortgage-Backed Obligations           124,380,933   124,972,269  112.7


Derivative                                            Federal National Mortgage
Mortgage-Backed                                       Association, REMIC (5):
Obligations**--     NR+++     NR+++       8,134,397     93-221-JD, 6% due 11/25/2006            785,302       788,874    0.7
Interest Only (2)   NR+++     NR+++       5,278,328     94-23-PN, 6% due 7/25/2017              880,864       854,842    0.8
                    AAA       Aaa+       54,220,046   Fund America Investors Corporation
                                                      II, CMO (4) 93-E-SIO, 0.50% due
                                                      9/25/2023                                 728,996       372,763    0.3
                    AAA++++   Aaa        27,469,033   Mortgage Capital Fund Inc., REMIC (5)
                                                      94-MC1-I1, 1.044% due 6/25/2019           610,460       403,465    0.4
                                                                                           ------------  ------------  ------
                                                                                              3,005,622     2,419,944    2.2


Derivative                                            Federal Home Loan Mortgage
Mortgage-Backed                                       Corporation, REMIC (5):
Obligations**--     NR+++     NR+++       4,158,144     1557-S, 3.604% due 8/15/1998          3,852,781     3,959,333    3.6
Inverse             NR+++     NR+++          86,094     1330-I, 9.695% due 9/15/1999             81,359        83,404    0.1
Floaters (3)        NR+++     NR+++       3,483,620     1743-S, 6.15% due 8/15/2001           2,925,152     3,239,767    2.9
                    NR+++     NR+++       9,150,000   Federal National Mortgage
                                                      Association, REMIC (5) 93-227-S,
                                                      4.386% due 12/25/2000                   6,567,281     7,875,680    7.1
                                                                                           ------------  ------------  ------
                                                                                             13,426,573    15,158,184   13.7

                                                      Total Investments in Derivative
                                                      Mortgage-Backed Obligations            16,432,195    17,578,128   15.9


                                                      Total Investments in Mortgage-
                                                      Backed Obligations                    164,440,892   166,160,158  149.9


US Government       NR+++     NR+++       2,000,000   US Treasury Note, 6% due 9/30/1998      2,006,044     2,005,000    1.8
Obligations


                                                      Total Investments in US Government
                                                      Obligations                             2,006,044     2,005,000    1.8




SCHEDULE OF INVESTMENTS (concluded)
                                            Face                                                             Value    Percent of
                                           Amount              Issue                           Cost        (Note 1a)  Net Assets
Short-Term          Repurchase           $1,037,500   CS First Boston, Inc., purchased
Securities          Agreements***                     on 12/27/1996 to yield 5.20% to
                                                      1/09/1997                            $  1,037,500  $  1,037,500    0.9%
                                            216,000   Nikko Securities International,
                                                      Inc., purchased on 12/31/1996 to
                                                      yield 6.50% to 1/02/1997                  216,000       216,000    0.2


                                                      Total Investments in Short-Term
                                                      Securities                              1,253,500     1,253,500    1.1


                                                      Total Investments                    $167,700,436   169,418,658  152.8
                                                                                           ============
                                                      Liabilities in Excess of Other
                                                      Assets                                              (58,568,856) (52.8)
                                                                                                         ------------  ------
                                                      Net Assets                                         $110,849,802  100.0%
                                                                                                         ============  ======

                    Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates.
                    Corresponding average life estimates for bonds are as follows:
                 (a)1-2 years.
                 (b)2-4 years.
                 (c)4-6 years.
                   *Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
                  **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                 ***Repurchase Agreements are fully collateralized by US Government &
                    Agency Obligations.
                 (1)All or a portion of the security represents collateral in connection with Reverse Repurchase Agreements (Note 5).
                 (2)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
                 (3)Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
                 (4)Collateralized Mortgage Obligation (CMO).
                 (5)Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
                 +++Not Rated.
                  ++Rating of issue is by Fitch Investors Service.
                ++++Rating of issue is by Duff & Phelps.
              ++++++Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $38,641,000, representing 34.9% of net assets.

                                                       Acquisition                            Value
                    Issue                                Date(s)             Cost           (Note 1a)
                    Blackrock Capital Finance
                      L.P., 96-C2-B, 7.741% due
                      11/15/2026                        9/20/1996        $ 7,337,786       $ 7,390,888
                    Debartolo Corp., A2, 7.48%         2/27/1995-
                      due 5/15/2001                     2/09/1996         15,528,078        15,450,000
                    Kidder Peabody Acceptance
                      Corp., REMIC 93-M2-A,
                      6.05% due 8/01/2003               4/11/1995          4,650,000         4,912,500
                    Vornado Finance Corp.,
                      CMO, 6.36% due 12/01/2000        12/22/1994          9,980,621        10,887,187

                    Total                                                $37,496,485       $38,640,575
                                                                         ===========       ===========

                    Ratings of issues shown have not been audited by Ernst & Young LLP.


                    See Notes to Financial Statements.





STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$167,700,436) (Note 1a)                         $169,418,658
                    Cash                                                                                             214
                    Receivables:
                      Interest                                                             $  1,193,960
                      Principal paydowns                                                            711        1,194,671
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       9,753
                    Prepaid expenses and other assets                                                              6,223
                                                                                                            ------------
                    Total assets                                                                             170,629,519
                                                                                                            ------------


Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                 49,781,000
                      Securities purchased                                                    8,128,077
                      Interest expense (Note 5)                                               1,021,769
                      Dividends to shareholders (Note 1f)                                       562,840
                      Capital shares repurchased                                                 94,707
                      Investment adviser (Note 2)                                                52,512       59,640,905
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       138,812
                                                                                                            ------------
                    Total liabilities                                                                         59,779,717
                                                                                                            ------------


Net Assets:         Net assets                                                                              $110,849,802
                                                                                                            ============


Capital:            Capital stock, $0.10 par value, 200,000,000 shares authorized                           $  1,123,073
                    Paid-in capital in excess of par                                                         107,974,064
                    Undistributed investment income--net                                                       2,766,437
                    Accumulated realized capital losses on investments--net (Note 6)                          (2,731,994)
                    Unrealized appreciation on investments--net                                                1,718,222
                                                                                                            ------------
                    Net assets--Equivalent to $9.87 per share based on 11,230,727
                    shares outstanding (market price--$9.00)                                                $110,849,802
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 11,130,341
(Note 1d):          Other income                                                                                  40,623
                                                                                                            ------------
                    Total income                                                                              11,170,964
                                                                                                            ------------



Expenses:           Interest expense (Note 5)                                              $  2,907,081
                    Investment advisory fees (Note 2)                                           625,576
                    Professional fees                                                            80,407
                    Accounting services (Note 2)                                                 49,537
                    Directors' fees and expenses                                                 38,890
                    Transfer agent fees                                                          30,194
                    Printing and shareholder reports                                             22,722
                    Custodian fees                                                               18,762
                    Amortization of organization expenses (Note 1e)                              10,817
                    Pricing fees                                                                  2,244
                    Listing fees                                                                    375
                    Other                                                                        44,419
                                                                                           ------------
                    Total expenses                                                                             3,831,024
                                                                                                            ------------
                    Investment income--net                                                                     7,339,940
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                          3,632,680
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (4,956,250)
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  6,016,370
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended December 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $  7,339,940     $  7,365,846
                    Realized gain on investments--net                                         3,632,680          402,360
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (4,956,250)      14,796,756
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,016,370       22,564,962
                                                                                           ------------     ------------


Dividends to        Investment income--net                                                   (6,532,946)      (6,821,103)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                             (6,532,946)      (6,821,103)
                                                                                           ------------     ------------

Capital Stock       Net decrease in net assets derived from capital stock
Transactions        transactions                                                             (7,962,117)      (6,293,869)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                  (8,478,693)       9,449,990
                    Beginning of year                                                       119,328,495      109,878,505
                                                                                           ------------     ------------
                    End of year*                                                           $110,849,802     $119,328,495
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  2,776,437     $  1,959,443
                                                                                           ============     ============

                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1996
Cash Provided by    Net increase in net assets resulting from operations                                    $  6,016,370
Operating           Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Increase in receivables                                                                    (60,197)
                      Decrease in other assets                                                                    14,275
                      Decrease in other liabilities                                                             (510,350)
                      Realized and unrealized loss on investments--net                                         1,323,570
                      Amortization of premium and discount--net                                                  886,933
                                                                                                            ------------
                    Net cash provided by operating activities                                                  7,670,601
                                                                                                            ------------


Cash Provided by    Proceeds from principal payments and sales of long-term securities                       197,385,174
Investing           Purchases of long-term securities                                                       (186,060,868)
Activities:         Purchases of short-term investments.                                                    (179,712,500)
                    Proceeds from sales and maturities of short-term investments                             178,469,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                 10,080,806
                                                                                                            ------------


Cash Used for       Cash receipts from borrowings                                                            159,322,688
Financing           Cash payments on borrowings                                                             (162,611,938)
Activities:         Dividends paid to shareholders                                                            (6,528,373)
                    Cash payments on capital shares repurchased                                               (8,033,969)
                                                                                                            ------------
                    Net cash used for financing activities                                                   (17,851,592)
                                                                                                            ------------

Cash:               Net decrease in cash                                                                        (100,185)
                    Cash at beginning of year                                                                    100,399
                                                                                                            ------------
                    Cash at end of year                                                                     $        214
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  3,414,830
Information:                                                                                                ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                                 For the
                    The following per share data and ratios                                                      Period
                    have been derived from information provided                                                 Nov. 27,
                    in the financial statements.                                  For the Year Ended           1992++ to
                                                                                      December 31,              Dec. 31,
                    Increase (Decrease) in Net Asset Value:           1996+++++     1995      1994      1993      1992
Per Share           Net asset value, beginning of period              $   9.83   $   8.51  $  10.00  $   9.64   $   9.50
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .63        .60       .64       .69        .04
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.03)      1.27     (1.50)      .36        .12
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .60       1.87      (.86)     1.05        .16
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.56)      (.55)     (.63)     (.63)        --
                      Realized gain on investments--net                     --         --        --++++  (.06)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.56)      (.55)     (.63)     (.69)        --
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.87   $   9.83  $   8.51  $  10.00   $   9.64
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $   9.00   $   8.75  $  7.375  $   9.25   $  10.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      9.63%     26.77%   (13.91%)    (.64%)      .00%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   7.02%     23.42%    (8.11%)   11.43%      1.47%+++
                                                                      ========   ========  ========  ========   ========


Ratios to Average   Expenses, net of reimbursement and
Net Assets:         excluding interest expense.                           .81%       .89%      .90%      .85%      1.10%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, net of interest expense                     .81%       .89%      .90%      .95%      1.85%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             3.36%      3.90%     3.05%     2.46%      1.90%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.46%      6.34%     6.79%     6.84%      4.46%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $110,850   $119,328  $109,879  $135,050   $130,259
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 112.79%     32.78%   109.96%   129.32%     27.94%
                                                                      ========   ========  ========  ========   ========


Leverage:           Amount of borrowings, end of period
                    (in thousands)                                    $ 49,781   $ 53,070  $ 55,195  $ 67,842   $ 29,105
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                  $ 51,951   $ 56,355  $ 61,771  $ 54,105   $  5,821
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the period                       $   4.44   $   4.50  $   4.68  $   4.00   $   0.43
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.
                  ++Commencement of Operations.
                ++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Income Opportunities Fund 2000, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets from December 1, 1994 to December 1, 1997, and 0.30% of average weekly net assets from December 1, 1997 through termination of the Fund.

During the year ended December 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Inc. ("MLPF&S"), $478 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $189,207,359 and $197,321,890, respectively.

Net realized and unrealized gains as of December 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $3,612,740    $ 1,718,222
Financial futures contracts            19,940             --
                                   ----------    -----------
Total                              $3,632,680    $ 1,718,222
                                   ==========    ===========


As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $1,710,986, of which $3,412,157 related to appreciated securities and $1,701,171 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $167,707,672.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. At December 31, 1996, total paid-in capital amounted to $109,097,137.

During the year ended December 31, 1996, the Fund repurchased
907,300 shares of capital stock, at an average market price of $8.78, all of which have been retired.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1996, the Fund had entered into reverse repurchase agreements in the amount of $49,781,000. For the year ended December 31, 1996, the maximum amount entered into was $84,406,500, the average amount outstanding was approximately
$51,951,000, and the daily weighted average interest rate was 5.60%.

6. Capital Loss Carryforward:
At December 31, 1996, the Fund had a net capital loss carryforward of approximately $2,697,000, of which $2,492,000 expires in 2002 and $205,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Directors,
Income Opportunities Fund 2000, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Income Opportunities Fund 2000, Inc., including the schedule of investments, as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Opportunities Fund 2000, Inc. at December 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


(ERNST & YOUNG LLP)


Princeton, New Jersey
February 3, 1997
</AUDIT-REPORT>



OFFICERS AND DIRECTORS



Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
IFT